UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

FEBRUARY 20, 2003
Date of Report (Date of earliest event reported)

ICOWORKS INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-32634	76-0609444
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

114 West Magnolia Street, Suite 400
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 392-3960
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed by Icoworks Inc., a Nevada corporation (the "Company"), formerly Paragon Polaris Strategies.com, Inc., on March 6, 2003 to add the financial statements of the business acquired required by Item 7(a) and (b) of Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired.

Included herein as exhibits to this Amendment No. 1 to Current Report on Form 8-K are the following financial statements of Icoworks Holdings, Inc., a Nevada corporation (“Icoworks Holdings”), formerly Icoworks, Inc., prepared in accordance with US generally accepted accounting principals and stated in US dollars:

A.	Attached hereto as Exhibit 99.1 are audited financial statements of Icoworks Holdings for the years ended June 30, 2002 and 2001, including the following:

	1.	Independent Auditors’ Report of Dohan and Company, Certified Public Accountants;

	2.	Consolidated Balance Sheets at June 30, 2002 and 2001.

	3.	Consolidated Statements of Operations for the years ended June 30, 2002 and 2001.

	4.	Consolidated Statements of Stockholders’ Equity (Deficiency in Assets) for the years ended June 30, 2002 and 2001.

	5.	Consolidated Statements of Cash Flows for the years ended June 30, 2002 and 2001.

	6.	Notes to the Consolidated Financial Statements

B.	Attached hereto as Exhibit 99.2 are unaudited financial statements of Icoworks Holdings for the six months ended December 31, 2002 and 2001, including the following:

	1.	Consolidated Balance Sheets at December 31, 2002 and June 30, 2002.

	2.	Consolidated Statements of Operations for the six months and three months ended December 31, 2002 and 2001.

	3.	Consolidated Statements of Cash Flows for the six months ended December 31, 2002 and 2001.

	4.	Notes to the Consolidated Financial Statements

(b)           Pro forma Financial Information.

Included herein as Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K are the following unaudited pro-forma consolidated financial statements showing the effect of the acquisition of a 56% interest in Icoworks Holdings by the Registrant:

1.	Pro-forma Consolidated Balance Sheet as at December 31, 2002;

2.	Pro-forma Consolidated Statement of Operations for the six months ended December 31, 2002;

3.	Pro-forma Consolidated Statement of Operations for the year ended June 30, 2002;

4.	Notes to the Consolidated Pro-forma Financial Statements.

(c)           Exhibits.

Exhibit	Description

10.2	Form of share purchase agreement entered into between the Registrant and the individual non-US shareholders of Icoworks, Inc. to acquire the majority interest. (1)

(1)	Previously filed as an exhibit to the Current Report on Form 8-K filed by the Registrant on March 6, 2003.

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOWORKS INC.
Date: November 12, 2003
	By:	/s/ Ian Brodie
Ian Brodie
President

3.